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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 2001 (JULY 13, 2001)

                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)



   Kentucky                       0-26032                        61-0902343
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(State or other           (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



  230 Frederica Street, Owensboro, KY                               42301
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(Address of principal executive office)                           (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------




                                 Not Applicable
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(Former name or former address, if changed since last report)








                     The Current Report consists of 6 pages.
                     The exhibit index is located on page 4.



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Item 5.  Other Events

                  On July 13, 2001, AREA Bancshares Corporation ("AREA") announced it had signed a letter of intent to acquire the assets of Associates Mortgage Group, Inc. of Louisville and its Calvary Title Co. The acquisition closed on July 16, 2001. The price was not disclosed.

                  Associates Mortgage is Louisville's largest non-bank mortgage loan originator, with closings totaling over $100 million annually. Under the acquisition, it will become AREA Mortgage, a division of AREA Bank.

                  A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                        Exhibit No.                      Description
                        -----------                      -----------
                            99-1              Press release dated July 13, 2001











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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AREA Bancshares Corporation


DATE: July 24, 2001                    By:    /s/ Edward J. Vega
                                           ---------------------------------
                                              Edward J. Vega
                                              Senior Vice President,
                                              & Chief Financial Officer




















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                                INDEX TO EXHIBITS



         Exhibit Number               Exhibit Description                   Page
         --------------               -------------------                   ----
              99-1             Press release dated July 13, 2001              5


















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